UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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[ ]	Soliciting Material Pursuant to §240.14a-12

J. W. MAYS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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J.W. MAYS, INC.
_______________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held November 21, 2017
_______________

October 10, 2017

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of J.W. Mays, Inc. (the “Company”) on Tuesday, November 21, 2017 at 10:00 A.M., New York time, at the offices of the Company, 9 Bond Street, Brooklyn, New York. The purpose of the meeting will be to:

1.	Elect seven directors to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The Board has nominated Robert L. Ecker, Mark S. Greenblatt, Steven Gurney-Goldman, John J. Pearl, Dean L. Ryder, Jack Schwartz and Lloyd J. Shulman; all are current directors;

2.	Fix the number of directors to be elected at seven;

3.	Ratify the appointment of D’Arcangelo & Co., LLP, the independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending July 31, 2018. D’Arcangelo & Co., LLP served in this same capacity for the fiscal year ended July 31, 2017;

4.	Adoption, on an advisory basis, of a resolution approving the compensation of our named executive officers as disclosed in our Proxy Statement pursuant to Item 401 of Regulation S-K;

5.	Adoption, on an advisory basis, of a proposal on the frequency of future executive compensation advisory votes; and

6.	Transact such other business as may properly come before the meeting and any adjournment thereof. Please note that we are not aware of any such business.

The Board of Directors has fixed the close of business September 25, 2017 as the record date for the determination of shareholders entitled to notice of and to vote at the 2017 Annual Meeting of Shareholders or any adjournment thereof.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF THE NUMBER YOU MAY HOLD. PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE SELF-ADDRESSED ENVELOPE ENCLOSED WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. THIS WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON IF YOU ARE PRESENT.

By order of the Board of Directors,

Salvatore Cappuzzo
Secretary

J.W. MAYS, INC.
9 Bond Street
Brooklyn, New York 11201
___________________

PROXY STATEMENT
___________________

THE PROXY AND THE SOLICITATION

This Proxy Statement and accompanying form of proxy are first being sent to shareholders commencing on or about October 10, 2017. The enclosed form of proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held November 21, 2017 (including any adjournment). You may revoke your proxy and claim your right to vote up to and including the meeting by written notice given to the Secretary of the Company. Proxies in the accompanying form which are properly executed by shareholders, duly returned to the Company or its agent, and not revoked, will be voted in the manner specified thereon.

OUTSTANDING VOTING STOCK

Each of the 2,015,780 outstanding shares of common stock, par value $1 per share (the only class of voting security), of the Company (net of 162,517 shares held as treasury stock, which shares cannot be voted) held of record on September 25, 2017, is entitled to one vote on each of the matters to be acted upon at the meeting or any adjournment thereof.

How do you vote?

You may vote in person at the Annual Meeting of Shareholders or by executing and returning a proxy card. Once you authorize a proxy, you may revoke that proxy by (1) executing and submitting a later-dated proxy card, (2) sending a written revocation of proxy to our Secretary at our office at 9 Bond Street, Brooklyn, New York 11201, or (3) attending the Annual Meeting of Shareholders and voting in person. Attending the Annual Meeting of Shareholders without submitting a new proxy or voting in person will not automatically revoke your prior authorization of your proxy. To be effective, later-dated proxy cards or written revocations of proxies must be received by us by 11:59 p.m., New York City time, on Monday, November 20, 2017.

If you hold your shares of common stock in “street name” (that is, through a bank, broker or other nominee), your nominee will not vote your shares unless you provide instructions to your nominee on how to vote your shares. You should instruct your nominee how to vote your shares by following the directions provided by your nominee.

We will pay the cost of soliciting proxies. We have hired American Stock Transfer & Trust Company, LLC to solicit proxies. In addition to solicitation by mail, by telephone and by e-mail or the internet, arrangements may be made with brokerage houses and other custodians, nominees and the fiduciaries to send proxies and proxy materials to their principals, and we may reimburse them for their expenses in so doing. If you hold shares in “street name”, you will receive instructions from your nominee, which you must follow in order to have your proxy authorized or you may contact your nominee directly to request these instructions.

Who is entitled to vote?

Only shareholders of record as of the close of business on September 25, 2017 are entitled to notice of, and to vote at, the Annual Meeting of Shareholders. We refer to this date as the “record date”. On that date, 2,015,780 shares of common stock, par value $1 per share, were outstanding. Holders of shares of common stock as of the record date are entitled to one vote per share on each matter properly presented at the Annual Meeting of Shareholders.

How do you attend the meeting in person?

If you would like to attend the Annual Meeting of Shareholders in person, to be admitted you will need to bring acceptable evidence of ownership of your shares of common stock as of the close of business on the record date. If you hold shares of common stock in street name and wish to vote in person at the Annual Meeting of Shareholders, you will need to contact your bank, broker or other nominee and obtain a proxy from your nominee and bring it to the Annual Meeting.

How will your votes be counted?

The holders of a majority of the outstanding shares of common stock as of the close of business on the record date, present in person or by proxy and entitled to vote, will constitute a quorum for the transaction of business at the Annual Meeting of Shareholders. Any proxy, properly executed and submitted, will be voted as directed and, if no direction is given, will be voted as recommended by the Board of Directors in this Proxy Statement (except with regard as to the advisory vote on Proposal 5 as to which if no direction is given, it will be treated as an abstention) and in the discretion of the proxy holder on any other matter that may properly come before the meeting. A broker non-vote and any proxy marked “withhold authority” or an abstention, as applicable, will count for the purposes of determining a quorum, but will have no effect on the result of the vote on the election of directors, the ratification of the appointment of our independent registered public accounting firm or with regard to the advisory vote on Proposal 5.

The election of each of our nominees for director requires a majority of the votes cast at the Annual Meeting of Shareholders. The ratification of the appointment of D’Arcangelo & Co., LLP as our independent registered public accounting firm requires a majority of the votes cast at the Annual Meeting of Shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Reference is made to the information under the caption “Information Concerning Nominees for Election as Directors” for a statement of the direct beneficial ownership of the Company’s shares of common stock by its director nominees. The address for each of such nominees and persons hereinafter mentioned is c/o J.W. Mays, Inc., 9 Bond Street, Brooklyn, New York 11201. The information below is given as of September 1, 2017.

To the best of the Company’s knowledge, the following persons were the beneficial owners or were part of a group which was the beneficial owner of more than 5% of the outstanding common stock of the Company, as of September 1, 2017.

	Amount and Nature of
	Beneficial
	Ownership in J.W. Mays, Inc.
Name of Beneficial Owner	as of September 1, 2017	Percent of Class
Weinstein Enterprises, Inc.	(1)	(1)
961 Route 52
Carmel, New York 10512
Subsidiaries of Weinstein Enterprises, Inc.:
Gailoyd Enterprises Corp.	681,120 (1)	33.79%
961 Route 52
Carmel, New York 10512
Celwyn Company, Inc.	240,211 (1)	11.92%
961 Route 52
Carmel, New York 10512
	921,331	45.71%

(Footnotes on pages 3 through 5)

	Through
	Weinstein			Percent
Name of Beneficial Owner	Enterprises	Direct	Total	of Class
Lloyd J. Shulman(2)(3)(4)	473,195.60	46,098.00	519,293.60	25.76%
Gail S. Koster(4)(b)(2)	129,815.54	—	129,815.54	6.44%
Lloyd J. Shulman as Trustee FBO Gail S. Koster under the will of the late Celia Weinstein(4)(c)	53,529.33	—	53,529.33	2.66%
Melinda Lee Koster(4)(b)(1)	—	9,285.00	9,285.00	0.46%
Lloyd J. Shulman as Trustee FBO Gail S. Koster under the will of the late Sylvia W. Shulman(4)(d)(e)	204,166.95	—	204,166.95	10.13%
Lloyd J. Shulman as Trustee FBO Melinda Lee Koster under the will of the late Sylvia W. Shulman(4)(f)	—	42,201.00	42,201.00	2.09%
J. Weinstein Foundation, Inc.(5)	—	140,568.00	140,568.00	6.97%
Sub-total	860,707.42	238,152.00	1,098,859.42	54.51%
Lloyd J. Shulman and Gail S. Koster as Co-Trustees FBO Linda B. Felmus Jessogne(6)(a)	37,313.91	—	37,313.91	1.85%
Lloyd J. Shulman as Trustee FBO Linda B. Felmus Jessogne(6)(b)	23,309.67	—	23,309.67	1.16%
Total	921,331.00	238,152.00	1,159,483.00	57.52%
____________________

(1)	Weinstein Enterprises, Inc., a Delaware corporation (“Enterprises”), is the beneficial owner of 921,331 shares (45.71%) of the outstanding common stock of the Company through its two wholly-owned subsidiaries: (i) Gailoyd Enterprises Corp., a Delaware corporation (“Gailoyd”), which directly owns 681,120 shares (33.79%) of the outstanding common stock of the Company and (ii) Celwyn Company Inc., a Delaware corporation (“Celwyn”), which directly owns 240,211 shares (11.92%) of the outstanding common stock of the Company.

(2)	Lloyd J. Shulman is the direct beneficial owner of 46,098 shares of the outstanding common stock of the Company.

(3)	Lloyd J. Shulman is the beneficial owner of 473,195.60 shares of the outstanding common stock of the Company through his beneficial ownership of shares of Enterprises as follows: (i) through his continued beneficial ownership of 964.375 shares (24.30%) of Enterprises; (ii) through his beneficial ownership through the trust for the benefit of Mr. Shulman pursuant to the will of the late Celia Weinstein of 270.675 shares (6.82%) of Enterprises; and (iii) 803 shares (20.24%) of Enterprises as to which Mr. Shulman became the beneficial owner pursuant to the will of Sylvia W. Shulman.

(Footnotes 4, 5 and 6 continued on pages 4 and 5)

(4)	The Shulman family beneficially owns 958,291.42 shares (47.54%) of the outstanding common stock of the Company both directly and through Enterprises.

This total includes:

			Numbers of	Percent
			Shares	of Class
(a)	Lloyd J. Shulman beneficially owns:
	1.	Directly	46,098.00	2.29%
	2.	Through his beneficial ownership of 2,038.05 shares (51.37%) of Enterprises	473,195.60	23.47%

(b)	1.	Melinda Lee Koster - Directly	9,285.00	0.46%
	2.	Gail S. Koster (daughter of the late Sylvia W. Shulman and the late Max L. Shulman, former chairman of the board) through the beneficial ownership of 559.125 shares (14.09%) of Enterprises	129,815.54	6.44%

(c)	Lloyd J. Shulman as Trustee of the trust for the benefit of Gail S. Koster pursuant to the will of the late Celia Weinstein through the beneficial ownership of 230.575 shares (5.81%) of Enterprises (Mr. Shulman disclaims beneficial ownership of these shares)		53,529.33	2.66%

(d)	Lloyd J. Shulman as Trustee of the trust under the will of the late Sylvia W. Shulman for the benefit of Gail S. Koster (Mr. Shulman disclaims beneficial ownership of these shares):
	1.	Through the beneficial ownership of 76.50 shares (1.93%) of Enterprises	17,781.69	0.88%

(e)	Lloyd J. Shulman as a Trustee of the Sylvia W. Shulman Trust for the benefit of Gail S. Koster (Mr. Shulman disclaims beneficial ownership of these shares):
	1.	Through the beneficial ownership of 803 shares (20.24%) of Enterprises	186,385.26	9.25%

(f)	Lloyd J. Shulman as Trustee of the trust under the will of the late Sylvia W. Shulman for the benefit of Melinda Lee Koster (Mr. Shulman disclaims beneficial ownership of these shares)		42,201.00	2.09%
	Total		958,291.42	47.54%

(5)	J. Weinstein Foundation, Inc. directly owns 140,568 shares (6.97%) of the outstanding common stock of the Company. Lloyd J. Shulman, as an officer and director of J. Weinstein Foundation, Inc., has voting power as to these shares and consequently may be deemed to be the beneficial owner thereof, although the table set forth above does not include such shares as beneficially owned by him and he disclaims beneficial ownership of such shares.

(6)	Linda B. Felmus Jessogne is the beneficial owner of 60,623.58 shares (3.01%) of the outstanding common stock of the Company through two separate income trusts. This total includes:

	(a)	Lloyd J. Shulman and Gail S. Koster as Co-Trustees of the trust for Linda B. Felmus Jessogne under the will of the late Florence W. Felmus beneficially own 37,313.91 shares (1.85%) of the outstanding common stock of the Company through the beneficial ownership of 160.60 shares (4.05%) of Enterprises. Mr. Shulman and Ms. Koster disclaim beneficial ownership of such shares.

	(b)	Lloyd J. Shulman as Trustee of the trust for the benefit of Linda B. Felmus Jessogne under the will of the late Celia Weinstein beneficially owns 23,309.67 shares (1.16%) of the outstanding common stock of the Company through the beneficial ownership of 100.25 shares (2.53%) of Enterprises. Mr. Shulman disclaims beneficial ownership of such shares.

To the best of the Company’s knowledge, the directors and executive officers of the Company considered as a group beneficially owned the following amount of outstanding common stock of the Company as of September 1, 2017:

	Amount and Nature of
	Beneficial Ownership in
	J.W. Mays, Inc.	Percent of Class
All directors and executive officers of the Company considered as a group (5 persons)	661,286.60*	32.80%
____________________

*	This total includes 519,293.60 shares (25.76%) derived from Lloyd J. Shulman beneficial holdings, excluding those of Gail S. Koster directly and through her beneficial ownership in Enterprises; Melinda Lee Koster; Lloyd J. Shulman as Trustee FBO Gail S. Koster; and Lloyd J. Shulman and Gail S. Koster as Trustees FBO Melinda Lee Koster; and also includes 140,568 shares (6.97%) of the outstanding common stock of the Company owned directly by J. Weinstein Foundation, Inc. together with 1,425 shares (.07%) owned by other officers and directors. Moreover, the director of the Company who is also a director of Enterprises may, because of his power to vote his shares in Enterprises, be considered to be the beneficial owner of the 921,331 shares (45.71%) of the outstanding common stock of the Company held by Enterprises.

OTHER PRINCIPAL NON-AFFILIATED HOLDERS OF COMMON STOCK

To the best of the Company’s knowledge, the following “persons” were the beneficial owners or were part of a group which was the beneficial owner of more than 5% of the Company’s outstanding common stock, other than those set forth above, as of September 1, 2017:

	Amount and Nature of
	Beneficial Ownership in
	J.W. Mays, Inc.	Percent of Class
Lillian Goldman Marital Trust	271,200 (1)	13.45%
c/o Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017

Estate of Lillian Goldman	182,800 (2)	9.07%
640 Fifth Avenue
New York, New York 10019
____________________

(1)	The number of shares shown above has been obtained from Amendment No. 10 to Schedule 13D, the most recent amendment which was dated January 10, 2011, as filed with the U.S. Securities and Exchange Commission on behalf of each of Jane H. Goldman, Allan H. Goldman and Louisa Little as trustees of the Lillian Goldman Marital Trust.

(2)	The number of shares shown above has been obtained from Amendment No. 10 to Schedule 13D, the most recent amendment which was dated January 10, 2011, as filed with the U.S. Securities and Exchange Commission on behalf of each of Jane H. Goldman, Allan H. Goldman, Amy P. Goldman and Diane Goldman Kemper as Co-Executors of the Estate of Lillian Goldman.

CORPORATE GOVERNANCE

All of the nominees are presently directors of the Company. The seven nominees will be elected to hold office for the ensuing year or until their respective successors are elected and qualified. Of the seven nominees, Messrs. Robert L. Ecker, Steven Gurney-Goldman, John J. Pearl, Dean L. Ryder and Jack Schwartz are independent as defined in the U.S. Securities and Exchange Commission (“SEC”) Rules and Regulations (including those contained in the Sarbanes-Oxley Act of 2002) and NASDAQ Market Place Rules. In making such determinations, there were no transactions, relationships or arrangements not disclosed in our SEC filings to be considered by the Board of Directors in determining whether the director was independent.

BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT

Board Leadership Structure

The current Board Chairman, Lloyd J. Shulman, is also the current President and Chief Executive Officer of the Company. The Company believes that the Company’s current model of the combined Chairman/Chief Executive Officer role is the appropriate leadership structure for the Company at this time. The combined Chairman/Chief Executive Officer model is a leadership model that has served our shareholders well since the inception of the Company.

The Company believes the combined Chairman/Chief Executive Officer position has certain advantages over other board leadership structures, such as having a non-executive Chairman of the Board. The Company’s present structure continues to best meet its current needs, including:

Efficient communication between management and the Board;

Clarity for the Company’s shareholders on corporate leadership and accountability; and

The Chairman of the Board possessing the best knowledge of the Company’s strategy, operations and financial condition.

Risk Oversight

A fundamental tenet of the Company’s risk management process is not only understanding the risks the Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The entire Board of Directors’ involvement in helping to set the Company’s business strategy is an important aspect of its assessment of management’s tolerance for risk and its determination of the appropriate level of risk for the Company. The Board of Directors oversees investment risk facing the Company by reviewing monthly reports from management of the Company’s investments, and at quarterly meetings or more frequently, if needed, of the Company’s real estate matters. While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk by providing oversight of the quality and integrity of the Company’s financial reporting and internal controls (including working with the Company’s independent auditors), as well as the Company’s compliance with legal and regulatory requirements. The Company’s Compensation Committee reviews the Company’s compensation policies and practices to help ensure there is a closer relationship between compensation levels, on the one hand, and corporate performance and return to shareholders, on the other hand. The Compensation Committee and the full board have reviewed our compensation program and have concluded that it does not encourage excessive risk-taking.

With respect to the Company’s compensation plans and programs, the Compensation Committee structures such plans and programs to balance risk and reward, while mitigating the incentive for excessive risk-taking by the Company’s executive officers and employees. The Compensation Committee has concluded that the Company’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. The Company has a Compensation Committee Charter and a Code of Business Conduct which are posted on its website at: www.jwmays.com.

MINIMUM QUALIFICATIONS

The Governance and Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in the Company’s By-Laws. A candidate also must meet independence requirements, if an independent board member is to be appointed, contained in various rules and regulations, including the Sarbanes-Oxley Act of 2002 and those of the NASDAQ Stock Market and FINRA.

The Governance and Nominating Committee will consider the following criteria in selecting nominees for initial election or appointment to the Board: financial, regulatory and business experience; integrity, honesty and reputation; dedication to the Company and its shareholders; independence; and any other factors the Governance and Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations. In its consideration of diversity, the Governance and Nominating Committee seeks to create a Board with a diverse set of skills and experience with respect to management and leadership, vision and strategy, accounting and finance, investing funds, banking, business operations and judgment, and real estate industry knowledge.

In addition, prior to nominating an existing director for re-election to the Board of Directors, the Governance and Nominating Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

DIRECTOR NOMINATION PROCESS

The process that the Governance and Nominating Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Governance and Nominating Committee relies on personal contacts of, and business dealings with, the committee members and other members of the Board of Directors. The Governance and Nominating Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth below.

In evaluating potential nominees, the Governance and Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Governance and Nominating Committee will review the individual’s background and will interview the candidate.

Proposal to Fix the Number of Directors at Seven

Directors are to be elected to serve until the next Annual Meeting of Shareholders and until the election and qualification of their respective successors. The By-Laws provide that, prior to the election of directors at each Annual Meeting of Shareholders, the number of directors to be elected at such meeting for the ensuing year shall be fixed by the shareholders by a majority vote of the shares represented at the meeting in person or by proxy within the limits fixed by the Certificate of Incorporation which provides for a minimum of three and a maximum of eleven. The Board of Directors recommends the election of seven directors and, except as discussed below, all proxies received pursuant to this solicitation will be voted for that number of directors. The affirmative vote of a majority of the shares represented in person or by proxy is required to fix the number of directors at seven.

Information Concerning Nominees for Election as Directors

It is intended that proxies received pursuant to this solicitation will be voted for the election of the following nominees, unless for any reason any such nominee shall not be available for election, in which event the proxies will be voted in favor of the remainder of those nominated, and may be voted for substitute nominees in place of those who are not candidates or to reduce (but not below three) the number of directors to be elected. Each of the nominees has consented to serve as a director, if elected, and it is contemplated that all of the nominees will be available for election as directors. There has not been any candidates for directors put forth by shareholders.

The following information is given as of September 1, 2017 with respect to each nominee for election as a director. Such information has been furnished by the nominees. The information shows their respective ages, the positions and offices held with the Company, the period served as a director, their relevant business experience, including their principal occupations and employment during that period, their direct beneficial ownership and percentage of the Company’s outstanding shares owned [excluding shares which may be deemed to be beneficially owned as set forth under the caption “Security Ownership of Certain Beneficial Owners and Management” (pages 2 to 5)], and other directorships in public companies. However, none of the directors is a director of another public company.

The name, age, principal occupation, other business affiliations, and certain other information concerning each nominee for election as a director of the Company is set forth below.

Robert L. Ecker, 60

Mr. Ecker was elected as a director of the Company in November, 2011. He serves as a member of the Audit Committee, the Investment Advisory Committee, the Compensation Committee and the Governance and Nominating Committee of the Board. Mr. Ecker is admitted to the New York and New Jersey Bars and was formerly licensed as a Certified Public Accountant. Additionally, he holds a Masters of Law in Taxation (L.L.M.). Mr. Ecker has practiced law for over twenty-five years and has extensive experience in business, tax and real estate matters and is a founding partner in the law firm of Ecker, Ecker & Associates, LLP, located in Armonk, New York. Mr. Ecker is a former member of the Board of Directors of the New York State Society of Certified Public Accountants and the Estate Planning Council, Westchester County, as well as a past President of the Westchester Chapter of the New York State Society of Certified Public Accountants.

Mark S. Greenblatt, 63

Mr. Greenblatt was elected as a director of the Company in August, 2003. Mr. Greenblatt is licensed as a Certified Public Accountant and a member of the American Institute of Certified Public Accountants, and has worked for the Company for more than thirty eight years. Mr. Greenblatt has been the Vice President and Treasurer of the Company since August, 2003; prior to that from August, 2000 to August, 2003, he served as a Vice President and Assistant Treasurer of the Company; and from November, 1987 to August, 2000, he served as the Assistant Treasurer of the Company. Mr. Greenblatt is also a Trustee of the J. W. Mays, Inc. Retirement Plan and Trust. Mr. Greenblatt has extensive experience in the business operations of the Company from a financial, accounting, real estate and operations prospective. Mr. Greenblatt directly owns 202, or .01% shares, of the Company’s outstanding common stock as of September 1, 2017.

Steven Gurney-Goldman, 26

Mr. Gurney-Goldman was elected as a director of the Company on March 29, 2017. He has been appointed to the Investment Advisory Committee of the Board. Mr. Gurney-Goldman has been working at Solil Management, LLC since 2013. Solil Management was founded by Mr. Gurney-Goldman’s grandfather, Sol Goldman. Mr. Gurney-Goldman has been working in the following areas at Solil Management: property management, retail leasing, real estate finance and acquisitions, and project development.

John J. Pearl, 82

Mr. Pearl was elected as a director of the Company on March 16, 2016. He has been appointed to the Audit Committee, the Investment Advisory Committee, the Compensation Committee and the Governance and Nominating Committee of the Board.

Mr. Pearl was the partner in charge of the tax department of D’Arcangelo & Co., LLP until he retired. Prior to joining D’Arcangelo & Co., LLP he was a partner in both the New York and Boston offices of Pannell Kerr Forster (PKF).

Mr. Pearl is licensed as a Certified Public Accountant in New York and was formerly licensed in Massachusetts. He is a member of the American Institute of Certified Public Accountants Tax Division and the New York State Society of Certified Public Accountants (NYSSCPA). He served as chairman of both the NYSSCPA Relations with the Internal Revenue Service Tax Committee and the Westchester Chapter NYSSCPA Federal & State Tax Committee. For about 10 years he was also the chairman of the Westchester Chapter Annual Tax Conference and was a frequent speaker at joint CPA/IRS tax seminars.

Mr. Pearl has over 50 years of experience advising clients on tax and financial matters across a wide variety of industries with an emphasis on various forms of real estate.

Dean L. Ryder, 71

Mr. Ryder was elected as a director of the Company in November, 1999. He serves as a member of the Executive Committee, Audit Committee, the Investment Advisory Committee, the Compensation Committee and the Governance and Nominating Committee of the Board.

In addition to serving on the Company’s Board since 1999, Mr. Ryder serves on the Board of Directors of Putnam County National Bank. He also serves on the Boards of the New York State Bankers Association, the Old Rhinebeck Aerodrome, the American Heart Association, the Town of Kent Industrial Development Authority and Flightsafety International, Inc.

Mr. Ryder has worked in the banking industry for more than forty years. Since 1994, he has been the President of Putnam County National Bank. His extensive experience in many varied aspects of the banking industry, as well as his experience in being President of a bank and serving on the board of directors of Putnam County National Bank, the Company’s Board and other organizations, has enabled him to be an important contributor to the Board’s decision-making processes, especially in banking and financial services matters. His understanding of various aspects of the lending business has proven invaluable in helping the Company with its banking and borrowing relationships.

Jack Schwartz, 95

Mr. Schwartz was elected as a director of the Company in November, 1987. He has served as Chairman of the Audit Committee since 1999, and is also a member of the Executive Committee, Investment Advisory Committee, Compensation Committee and Governance and Nominating Committee of the Board.

Mr. Schwartz is a retired banker, having worked for various banks, including the Equitable Federal Savings & Loan Association and the Bowery Savings Bank, from 1949 through 1986 (with an interruption for military service in 1951 and 1952). Mr. Schwartz served as a Branch Manager, Vice President and Treasurer, and Vice President for Public Relations and Community Relations during the period from 1980 to 1986. Mr. Schwartz also served as a Consultant-Public Relations and Community Relations, to The Brooklyn Union Gas Company from 1986 to 1990.

Mr. Schwartz served as a Naval Officer during World War II and the Korean War, retiring as a Lt. Commander in 1956. Mr. Schwartz’s experience during his career in dealing with people and business as well as his ability to create a consensus among other members of the Board are invaluable traits that he has developed over his long and distinguished business career. Mr. Schwartz directly owns 100, or .005% shares, of the Company’s outstanding common stock as of September 1, 2017.

Lloyd J. Shulman, 75

Mr. Shulman was elected as a director of the Company in November, 1977. Mr. Shulman has worked for the Company since 1965. Mr. Shulman has been the Chairman of the Board and President, Chief Executive Officer and Chief Operating Officer since November, 1996; Co-Chairman of the Board and President, Chief Executive Officer and Chief Operating Officer from June, 1995 to November, 1996; President and Chief Operating Officer from November, 1978 to June, 1995; and prior to 1978, Senior Vice President of J. W. Mays, Inc. Mr. Shulman is also a Trustee of the J. W. Mays, Inc. Retirement Plan and Trust. Mr. Shulman has extensive experience in leadership and real estate matters, and the operation of the Company, having worked for the Company and in the industry for more than fifty two years. Mr. Shulman directly owns 46,098 shares, or 2.29%, and is the beneficial owner through Enterprises of an additional 473,195.60 shares, or 23.47% for a total of 519,293.60 shares, or 25.76%, of the Company’s outstanding common stock as of September 1, 2017.

Board of Directors Meetings and Committees

The Board of Directors of the Company holds regular quarterly meetings to review significant developments affecting the Company and to act on matters requiring Board approval. During fiscal 2017, the Board held five regular meetings. The Company has established various Committees including an Executive Committee, an Audit Committee, an Investment Advisory Committee, a Compensation Committee, a Disclosure Committee and a Governance and Nominating Committee.

The Board has determined that all members of each of the Audit, Compensation, and Governance and Nominating Committees are independent as defined under NASDAQ rules, and, in the case of all members of the Audit Committee, that they meet the additional independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934.

Executive Committee

This Committee, during fiscal 2017, consisted of Lloyd J. Shulman (Chairman), Dean L. Ryder, and Jack Schwartz. This Committee may exercise all the powers of the Board when it is not in session, except as otherwise provided in a resolution, by statute or By-Law. This Committee did not meet during fiscal 2017.

Audit Committee

This Committee, during fiscal 2017, consisted of the following “independent” non-employee members of the Board: Jack Schwartz (Chairman), Dean L. Ryder, Robert L. Ecker and John J. Pearl. We have determined that each of Dean L. Ryder, Robert L. Ecker and John J. Pearl qualify as an “audit committee financial expert” under applicable SEC and NASDAQ rules and regulations. The Company’s Board has approved an Audit Committee Charter.

The Audit Committee, which met five times during fiscal 2017, is responsible for such matters as recommending to the Board of Directors a firm of independent registered auditors to be retained for the ensuing year by the Company and its subsidiaries, reviewing the scope and results of annual audits, reviewing the auditors’ recommendations to management and the response of management to such recommendations, the internal audit reports, and the adequacy of financial and accounting control mechanisms employed by the Company. The Committee also reviews and approves any non-audit related services rendered to the Company and its subsidiaries by the independent registered public accounting firm, including their fees. The Committee is prepared to meet at any time upon request of the independent registered public accounting firm to review any special situation arising in relation to any of the foregoing subjects.

Investment Advisory Committee

This Committee, during fiscal 2017, consisted of the entire Board of which Lloyd J. Shulman is Chairman. The Committee meets as necessary on the call of the Chairman. The Committee met once during fiscal 2017. The Committee reviews and makes recommendations concerning the investment choices available with safety of principal, high yields and liquidity as the prime objectives.

Compensation Committee

This Committee, during fiscal 2017, consisted of Dean L. Ryder, Jack Schwartz, Robert L. Ecker, and John J. Pearl, all “independent” non-employee directors. The Committee recommends to the Board the establishment and modification of Compensation plans and programs. It considers and recommends to the Board remuneration arrangements for the Chief Executive Officer, as well as the compensation for the other executive officers. The Committee met once during fiscal 2017.

Each director attended 100% of the aggregate meetings of the Board and the Committees (if a member thereof) held during fiscal 2017, except Steven Gurney-Goldman, who became a Board member on March 29, 2017, attended all meetings from that time period on.

Disclosure Committee

This Committee was formed March 19, 2003 and consists of Lance D. Myers (Special Counsel), Mark S. Greenblatt (Vice President and Treasurer) and Ward N. Lyke, Jr. (Vice President and Assistant Treasurer). The Committee reviews all financial reports and other required disclosures, assesses the materiality of information and ensures that internal controls are sufficient before the reports are submitted to the Audit Committee for final review prior to the filing with the U. S. Securities and Exchange Commission. The Committee met four times during fiscal 2017. The Company’s Board has approved a Disclosure Committee Charter.

Governance and Nominating Committee

This Committee was formed October 12, 2004 and, during fiscal 2017, consisted of Dean L. Ryder, Jack Schwartz, Robert L. Ecker, and John J. Pearl (upon his election to the Board), all “independent” non-employee directors. The Governance and Nominating Committee will assist the Board in the selection of Board members. The Company’s Board has approved a Governance and Nominating Committee Charter. The Governance and Nominating Committee met two times during fiscal 2017.

COMPENSATION

Overview

The Compensation Committee of the Board of Directors is responsible for developing and determining the Company’s Compensation policies and administering the Company’s Compensation plans. Additionally, the Compensation Committee determines the compensation to be paid to the principal executive officer and the principal financial officer of the Company as well as other key employees (such executives who served during the fiscal year ended July 31, 2017 are hereinafter referred to as “named executive officers”).

Compensation Philosophy and Objectives

The Compensation Committee considers the ultimate objective of the Compensation program to be in the creation of shareholder value. An effective Compensation program pursues this objective by (i) aligning each executive officer’s interests with those of shareholders by rewarding each executive officer based on the Company’s performance and (ii) insuring the Company’s continued ability to hire and retain superior employees in key positions by insuring that compensation provided to such employees remains competitive with the compensation paid to employees with similar responsibilities and experience working for companies of comparable size, capitalization, and complexity.

Say-on-Pay and Say-on-Frequency Votes

The Compensation Committee has reviewed the advisory votes taken at the 2014 Annual Meeting of Shareholders. The Compensation Committee has taken these votes under advisement. We are again providing our shareholders the opportunity to provide advisory votes in Proposals 4 and 5 on the accompanying proxy card provided with this Proxy Statement.

Determination of Compensation Awards

The Compensation Committee has the primary authority to determine the compensation awards available to the named executive officers other than the Company’s Chief Executive Officer (with respect to whom it has sole authority). To assist the Compensation Committee in making such determinations, the Chief Executive Officer conducts an annual performance review with each of the named executive officers other than himself in which each such officer provides the Chief Executive Officer with input about his or her contributions to the Company’s business during the given fiscal year. Subsequently, the Chief Executive Officer provides compensation recommendations to the Compensation Committee regarding each of such officers.

The Compensation Committee conducts an annual review of the Chief Executive Officer’s performance prior to making its determination. During this review, the Compensation Committee considers the Company’s performance in the following categories: the performance of the common stock, the achievement of agreed upon objectives such as increased rental revenues, and other business performance improvements.

The Company’s management reviews the compensation of all salaried employees on an annual basis, taking into consideration job responsibility, performance and the Company’s success. The day-to-day design and administration of health, welfare and paid time-off plans and policies to all employees, other than those employees covered under a collective bargaining agreement, are handled by the Company’s management.

The Company does not believe that there are any risks arising from its compensation policies and practices for its employees that are likely to have a material adverse effect on the Company.

Base Salary

Salary levels for the Company’s executive officers are established principally on the basis of the executive’s position. In each case, consideration is given both to the personal factors such as the individual’s record and the responsibility associated with the position, and the prevailing conditions in the geographic area where the executive’s services are performed.

The Compensation Committee recognizes the changing real estate market but believes executive officers’ base salaries, as approved by the Board, are at or below competitive base salary levels.

The Compensation Committee in determining future base salary increases, will consider the Company’s performance under the then existing conditions and the then competitive conditions in the labor market.

The Company has no incentive compensation programs or stock option plans.

Retirement Plan

The Board of Directors adopted The J. W. Mays, Inc. Retirement Plan and Trust (“Plan”) effective August 1, 1991. The Board of Directors believes that the Plan will strengthen the ability of the Company to attract and retain employees (exclusive of those employees covered by a collective bargaining agreement) and increase such individuals’ incentive to contribute to the Company’s future success.

The Company’s contribution to the Plan is an amount equal to 15% of each participant’s compensation plus 5.7% of each participant’s compensation in excess of the contribution and benefit base in effect under Section 230 of the Social Security Act for each year, subject to a compensation limit of $265,000.

Other Benefits

The Company provides the named executive officers with medical insurance, life insurance and disability benefits that are generally made available to the Company’s employees to ensure that the Company’s employees have access to basic healthcare and income protection for themselves and their family members.

SUMMARY COMPENSATION TABLE

The following table sets forth information with respect to compensation earned by the named executive officers:

							Change in
							Pension
							Value and
							Non-qualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Lloyd J. Shulman	2017	354,437	7,500	—	—	—	48,100	—	410,037
Chairman of the Board and President, Chief Executive Officer and Chief Operating Officer	2016	354,437	7,500	—	—	—	48,100	—	410,037
	2015	350,543	7,500	—	—	—	47,151	—	405,194

Mark S. Greenblatt	2017	346,758	37,500	—	—	—	48,100	—	432,358
Vice President and Treasurer	2016	337,026	37,500	—	—	—	48,100	—	422,626
	2015	323,523	37,500	—	—	—	47,151	—	408,174

Ward N. Lyke, Jr.	2017	226,052	22,000	—	—	—	44,411	—	292,463
Vice President and Assistant Treasurer	2016	221,638	22,000	—	—	—	43,397	—	287,035
	2015	217,038	22,000	—	—	—	42,661	—	281,699

George Silva	2017	250,494	29,000	—	—	—	48,100	—	327,594
Vice President - Operations	2016	241,854	29,000	—	—	—	48,100	—	318,954
	2015	232,135	29,000	—	—	—	47,151	—	308,286

EMPLOYMENT CONTRACTS AND SEVERANCE AGREEMENTS

Each of the above executives received a three-year employment agreement, subject to earlier termination, which became effective August 1, 2005. The employment contracts were extended for additional three-year periods, effective August 1, 2008, August 1, 2011, August 1, 2014 and further extended for an additional three-year period effective August 1, 2017. The base annual salary during the first year of the most recently extended period is as follows: Lloyd J. Shulman $352,500; Mark S. Greenblatt $350,000; Ward N. Lyke, Jr. $228,000; George Silva $254,000. Each executive is entitled to increases and an annual bonus as determined by the Board of Directors. Each executive officer is restricted from competing with the Company, inducing any person employed by the Company to join a competitor, or using the confidential information in a manner adverse to the Company during his term of employment and for a period of 24 months following termination of his employment. The geographic scope of the restrictive covenant is a fifteen (15) mile radius of the then principal place of business of the Company. Each executive officer will continue to be paid his compensation even if he becomes permanently disabled (as such term is defined in the employment agreement).

COMPENSATION OF DIRECTORS

A director who is an employee of the Company is not compensated for services as a member of the Board of Directors or any committee thereof. The directors who were not employees receive (i) a cash retainer of $6,000 per quarter; (ii) a fee of $2,000 for each meeting of the Board of Directors; (iii) a fee of $1,200 for each Audit Committee meeting attended; and (iv) a fee of $600 for each Compensation Committee, each Executive Committee, each Governance and Nominating Committee and each Investment Advisory Committee meeting attended. The Audit Committee Chairman receives an additional $1,500 per meeting. Each non-employee director also receives an annual expense allowance of $500, payable $125 quarterly.

The following table sets forth information with respect to compensation earned by or awarded to each director of the Company who is not a named executive officer and who served on the Board of Directors during the fiscal year ended July 31, 2017.

					Change in
					Pension Value
					and
	Fees				Non-qualified
	earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
	in Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
Robert L. Ecker	43,025	—	—	—	—	—	43,025
Steven Gurney-Goldman	8,125						8,125
John J. Pearl	43,025	—	—	—	—	—	43,025
Dean L. Ryder	43,025	—	—	—	—	—	43,025
Jack Schwartz	50,525	—	—	—	—	—	50,525

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended July 31, 2017, the Compensation Committee was comprised only of non-employee independent directors. There were no interlocks or other relationships among the Company’s executive officers and directors that are required to be disclosed under applicable Compensation disclosure regulations.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board oversees our compensation program on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in the Company’s Annual Report on Form 10-K, and this Proxy Statement. In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K, and this Proxy Statement.

Compensation Committee:

Robert L. Ecker
John J. Pearl
Dean L. Ryder
Jack Schwartz

POLICY FOR HIRING FORMER EMPLOYEES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company has instituted a policy that it will not hire a chief executive officer, controller, chief financial officer, chief accounting officer, or any person serving in an equivalent position who was employed by its independent registered public accounting firm and participated in any capacity in the audit of the Company during the one-year period preceding the date of potential hiring.

REPORT OF THE AUDIT COMMITTEE

As required by the applicable regulations adopted by the U. S. Securities and Exchange Commission covering audit committees, the following matters have been complied with by the Audit Committee: The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with D’Arcangelo & Co., LLP, the independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 as such may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from D’Arcangelo & Co., LLP, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), as amended and adopted by the PCAOB Rule 3200T, Communication With Audit Committees. In addition, the Audit Committee has received from the independent auditors the written disclosures required by the PCAOB Rule 3526,

Communication with Audit Committees Concerning Independence, and by applicable requirements of the Public Company Accounting Oversight Board, and has discussed with D’Arcangelo & Co., LLP the independent registered public accounting firm’s independence from the Company and its management. Based upon the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K through incorporation by reference in the Company’s Annual Report to Shareholders for the fiscal year ended July 31, 2017.

The Company is required to file its Audit Committee Charter every three fiscal years. Such Audit Committee Charter was last filed for the fiscal year ended July 31, 2015.

Under the terms of its charter, the Audit Committee approves fees paid by the Company to the independent registered public accounting firm. For the fiscal year ended July 31, 2017, the Company paid (on a cash basis) the following fees to D’Arcangelo & Co., LLP:

Audit fees	$214,000
Tax fees	21,653
All other fees—(includes accounting consulting services)	4,325
Total Fees	$239,978

The Audit Committee of the Board of Directors has considered whether the non-audit services rendered by the independent registered public accounting firm are compatible with an auditor maintaining its independence. The Audit Committee has determined that the rendering of such services is compatible with D’Arcangelo & Co., LLP maintaining its independence.

Audit Committee:

Jack Schwartz, Chairman
Robert L. Ecker
John J. Pearl
Dean L. Ryder

The materials referred to above under “Report of the Audit Committee” shall not be deemed incorporated by reference by any general statement of incorporation by reference in any filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

BOARD INTERLOCKS AND INSIDER PARTICIPATION

Lloyd J. Shulman, a member of the Board of Directors of the Company, serves as an officer and director of Weinstein Enterprises, Inc., which is the beneficial owner of 45.71% of the outstanding common stock of the Company through its wholly-owned subsidiaries: (i) Gailoyd Enterprises Corp., which directly owns 33.79% of the outstanding common stock of the Company and (ii) Celwyn Company, Inc., which directly owns 11.92% of the outstanding common stock of the Company. Lloyd J. Shulman also serves as an officer and director of Gailoyd Enterprises Corp. and of Celwyn Company, Inc. Mr. Shulman also serves as an officer and director of J. Weinstein Foundation, Inc., which is the beneficial owner of 6.97% of the outstanding common stock of the Company.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subject to ratification by the shareholders, the Board of Directors of the Company, on the recommendation of the Audit Committee, has selected D’Arcangelo & Co., LLP as the independent registered public accounting firm, to examine the financial statements of the Company and its subsidiaries for the fiscal year ending July 31, 2018. This firm first became the independent registered public accounting firm of the Company and its subsidiaries for the fiscal year ended July 31, 1996. D’Arcangelo & Co., LLP has no direct or indirect financial interest in the Company.

If the selection of D’Arcangelo & Co., LLP is not ratified by the shareholders, or if after ratification, that firm for any reason becomes unable or ineligible to serve, the selection of other independent auditors will be considered by the Audit Committee and the Board. Representatives of the independent registered public accounting firm are expected to be present at the annual meeting with the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”) requires reporting companies to provide their shareholders with the opportunity to vote, in an advisory capacity, on the compensation of their named executive officers. This requirement is commonly known as a “say on pay” vote.

We are asking shareholders to approve, on an advisory basis, the compensation of our named executive officers for the fiscal year ended July 31, 2017, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K. Shareholders are urged to read the Summary Compensation Table and other related compensation narrative disclosure that describe the compensation of our most highly-compensated executive officers in fiscal year 2017.

Shareholders will be asked to cast a vote to approve, on an advisory basis, our executive compensation program through the following resolution:

RESOLVED, that the shareholders of J.W. Mays, Inc. approve, on an advisory basis, the compensation of the named executive officers of J.W. Mays, Inc., as disclosed pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table and the accompanying narrative disclosure, all as set forth in the J.W. Mays, Inc. 2017 Annual Meeting proxy statement.

The “say on pay” vote is advisory only, meaning that it is non-binding on the Company. However, as a matter of good corporate governance and in compliance with Dodd-Frank, our Board and Executive Compensation Committee will carefully consider the voting results of this proposal in determining the future compensation of our named executive officers.

OUR BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

In addition to the advisory approval of compensation for our named executive officers, we are asking shareholders to cast an advisory vote regarding the frequency of future executive compensation advisory votes. Shareholders may vote for a frequency of every one, two or three years, or may abstain. Dodd-Frank requires we hold this advisory vote on the frequency of future executive compensation advisory votes at least once every six years.

Accordingly, our Board is asking shareholders to vote, on a non-binding advisory basis, on the following resolution:

RESOLVED, that the shareholders recommend, in a non-binding vote, that the frequency with which the shareholders of the Company shall have an advisory vote on executive compensation is:

Choice 1—every one year;
Choice 2—every two years;
Choice 3—every three years; or
Choice 4—abstain from voting;

and that the option of once every one, two or three years that receives the highest number of votes cast will be considered to be the preferred frequency of the shareholders with which the Company is to hold future non-binding shareholder advisory votes on executive compensation.

Shareholders are not voting to approve or disapprove of the Board’s recommendation.

Our Board will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, our Board may decide that it is in the best interests of our shareholders and the Company to hold the advisory vote to approve executive compensation more or less frequently.

We seek and are open to input from our shareholders regarding board and governance matters, as well as our executive compensation policies. We believe this outreach to shareholders, and our shareholders’ ability to contact us at any time to express specific views on executive compensation, hold us accountable to shareholders and reduce the need for and value of more frequent advisory votes on executive compensation.

Since we desire to hear the views of our shareholders concerning the frequency for holding non-binding shareholder votes to approve the compensation of our named executive officers, our Board of Directors makes no recommendation with respect to this proposal.

Instead, each proxy card provides for four choices with respect to this proposal: a one, two or three year frequency, or shareholders may abstain from voting on the proposal and you are being asked only to express your preference for a one, two or three year frequency or to abstain from voting.

Your vote on this proposal will be non-binding on us and the Board of Directors and will not be construed as overruling a decision by us or the Board of Directors. Your vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for us or the Board of Directors. However, the Board of Directors values the opinions that our shareholders express in their votes and will consider the outcome of the vote when making such future compensation decisions as it deems appropriate.

THE BOARD OF DIRECTORS MAKES NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL.

CERTAIN TRANSACTIONS

During fiscal 2017, the Company paid Enterprises total rentals of $987,250 for leases on which two of the Company’s real estate properties are located. The Company paid the Trust under the will of a former beneficial owner of greater than 10% of the outstanding common stock of the Company for the benefit of the former beneficial owner’s granddaughter, interest of $18,750 on an unsecured note, which was paid in full upon its maturity of December 15, 2016. In the opinion of the Company, the rentals paid to Enterprises and the interest paid to the beneficial owner are no more favorable than would be payable for comparable properties and loans, respectively, in arms-length transactions with non-affiliated parties.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and any persons who own more than 10% of the Company’s stock, to file reports of ownership and changes in ownership of J.W. Mays, Inc. stock with the U.S. Securities and Exchange Commission.

The Company believes that during the fiscal year ended July 31, 2017, all Section 16(a) filings applicable to its executive officers, directors and greater than 10% beneficial owners affiliated with the Company were timely made.

BACKGROUND

The Company discontinued the retail department store segment of its operations on January 3, 1989. The Company has continued its real estate operations, including but not limited to the sale/purchase and/or lease of properties, as conducted prior to the discontinuance of its retail department store segment.

OTHER INFORMATION

Effective September 13, 2017, the Company renewed its directors and officers liability insurance policy in the aggregate amount of $5 million. The policy expires September 13, 2018. The insurer is the Illinois National Insurance Company. No sums have been paid for claims under any directors and officers liability insurance policy.

The Board of Directors is not aware, at the date hereof, of any other matter to be presented which is a proper subject for action by the shareholders at the meeting. If any other matter comes before the meeting, it is intended that the persons named in the accompanying form of proxy will vote thereon at their discretion.

METHOD AND COST OF SOLICITATION OF PROXIES

The Company will pay the cost of soliciting proxies. In addition to solicitation by mail, employees of the Company may request the return of proxies personally, by telephone or other electronic means if proxies are not received promptly and may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals, and the Company will reimburse them, on request, for their reasonable out-of-pocket expenses.

DEADLINE FOR SHAREHOLDER PROPOSALS FOR THE YEAR 2018 ANNUAL MEETING OF SHAREHOLDERS

Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders for 2018 must be received at the Company’s executive offices for inclusion in its Proxy Statement and form of proxy relating to that meeting no later than the close of business June 12, 2018.

ANNUAL REPORT

The Company’s Annual Report to Shareholders for the fiscal year ended July 31, 2017, which is not a part of this Proxy Statement and is not proxy soliciting material, accompanies this Proxy Statement.

Copies of the Notice of Meeting, Proxy Statement, Proxy Card and Annual Report to Shareholders are available at: http://www.astproxyportal.com/ast/03443

By order of the Board of Directors,

Salvatore Cappuzzo
Secretary

Dated: Brooklyn, New York
October 10, 2017

ANNUAL MEETING OF SHAREHOLDERS OF

J. W. MAYS, INC.

November 21, 2017

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at http://www.astproxyportal.com/ast/03443/

Please mark, sign, date and
mail your proxy card in the
envelope provided as soon
as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4.
THE BOARD MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	O Robert L Ecker O Mark S. Greenblatt O Steven Gurney-Goldman O John J. Pearl O Dean L. Ryder O Jack Schwartz O Lloyd J. Shulman
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ⚫

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐
		FOR	AGAINST	ABSTAIN
2.	Proposal to fix the number of directors to be elected at seven.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To ratify the appointment of D’Arcangelo & Co., LLP, as the Company’s independent auditors for the Company’s fiscal year ending July 31, 2018.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	Adoption, on an advisory basis, of a resolution approving the compensation of the Company’s named executive officers.	☐	☐	☐

		1 YEAR	2 YEARS	3 YEARS	ABSTAIN
5.	Adoption, on an advisory basis, of a proposal on the frequency of future executive compensation advisory votes.	☐	☐	☐	☐
6.	In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

PLEASE SIGN AND DATE BELOW AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

J. W. MAYS, INC.

PROXY
ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 21, 2017
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of J. W. MAYS, INC. (the “Company”) to be held November 21, 2017 and the related proxy statement; (b) appoints Lloyd J. Shulman, Mark S. Greenblatt and Ward N. Lyke, Jr. and each of them, attorneys and proxies, with full power of substitution in each, for and on behalf of the undersigned, to vote at the Annual Meeting of Shareholders of J. W. MAYS, INC. to be held November 21, 2017 (including any adjournment thereof) the number of shares of common stock that the undersigned is entitled to vote and with all powers the undersigned would possess if personally present, as specified with respect to the matters described in the accompanying Proxy Statement dated October 10, 2017 and upon such other matters as may properly come before such meeting; and (c) revokes any proxies previously given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR, FOR PROPOSALS 2, 3 AND 4, AND “ABSTAIN” FOR PROPOSAL 5. THE PROXIES WILL USE THEIR DISCRETION WITH REGARD TO ANY MATTER REFERRED TO IN ITEM 6 ON THE REVERSE SIDE.

(Continued and to be marked, signed, and dated on the reverse side)